UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 9, 2007

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IMPERIAL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	1-7190	65-0854631
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3790 Park Central Blvd. North

Pompano Beach, Florida 33064

(Address of principal executive offices and zip code)

(954) 917-4114

Registrant’s telephone number, including area code

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Stephen C. Brown resigned as President of Just-Rite Supply, Inc., a principal operating subsidiary of the Company effective July 9, 2007. Howard L. Ehler, Jr., the Company’s Chief Operating Officer and Vice President of Just-Rite Supply, Inc. (Just-Rite), has assumed Mr. Brown’s responsibilities, while maintaining his current position with the Company, until such time as Just-Rite names a successor President.

The information required to be provided on Mr. Ehler’s background is contained in Item 10 of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2007 and is incorporated herein by this reference. The material terms of his employment agreement with the Company dated July 26, 1993 are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2007 and a copy of the employment agreement was filed as Exhibit 10.12 on Form 8-K dated July 26, 1993, which are incorporated by reference.

Item 7.01

Regulation FD Disclosure.

The Company’s press release announcing the events described in Items 5.02 of this Form 8-K attached as Exhibit 99.1 is incorporated by reference to this Item 7.01.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

The following Exhibit is filed with this Report.

Exhibit	Description
99.1	Press Release issued by Imperial Industries, Inc. dated July 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL INDUSTRIES, INC.

By:	/s/ HOWARD L. EHLER, JR.
Howard L. Ehler, Jr.
Chief Operating Officer

Dated:  July 9, 2007

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release issued by Imperial Industries, Inc. dated July 9, 2007